                      -----------------------------------
                                      UST
                                 PRIVATE EQUITY
                              INVESTORS FUND, INC.
                      -----------------------------------






                                 ANNUAL REPORT








                                October 31, 1998

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
To Our Shareholders:

In 1997, somewhat less than two years after its October 1995 closing, UST Private Equity Investors Fund, Inc. (the "Fund") completed the construction of its private equity investment portfolio. The Fund has made a total of twelve investments in private companies and six investments in private equity investment funds.

Of the original $40.5 million raised, $27.7 million has been invested in twelve companies and $715,103 is reserved for possible follow-on investments. In addition, $12.0 million has been committed to the six fund investments, of which $9.2 million has been drawn.

Since its inception, the Fund has paid out three dividends totaling over $4.0 million. An additional dividend will be declared and paid during December 1998.


The Fund's Portfolio as of October 31, 1998:
--------------------------------------------
Direct Investments
------------------

Investments sold .........................   Rental Service Corp.
Investments held (public) ................   Corsair Communications, Inc.
Investments held (private) ...............   Best Friends Pet Care, Inc.
                                             Cardiopulmonary Corp.
                                             CommSite International, Inc.
                                             LogicVision, Inc.
                                             NeoVista Software, Inc.
                                             Signius Corp.
                                             QuickLogic Corp.
Investments written-off ..................   Abtox, Inc.
                                             P2 Holdings Corp.
                                             Party Stores Holdings, Inc.
Fund Investments
----------------
Investments in third-party funds .........   Brentwood Associates Buyout Fund II, LP
                                             Bruckmann, Rosser, Sherrill & Co., LP
                                             Lawrence, Smith & Horey III, LP
                                             Morgenthaler Venture Partners IV, LP
                                             Sevin Rosen V, LP
                                             Vanguard V, LP

Direct Investments
------------------
Private companies were not entirely immune to the volatility in the capital markets and the tightening of commercial credit, especially as it related to small companies, during the second half of 1998. A few of our portfolio companies explored initial public offerings, but were halted in the process by the public market climate after August. Other portfolio companies that we believed could secure commercial bank financing at attractive borrowing rates were instead forced to seek additional private equity.

Investments sold
----------------
o Rental Service Corp., Scottsdale, AZ, (ticker: "RSV", New York Stock Exchange) is a consolidator of heavy equipment rental companies. In January 1996, the Fund invested in the company at $7.03 per share. RSV subsequently completed an initial public offering in September 1996. We have since sold our position in the company at an average of $21.60 per share representing the Fund's first completely realized investment.

Investments held (public)
-------------------------

o Corsair Communications, Inc., Palo Alto, CA, (ticker: "CAIR", Nasdaq) is a provider of equipment and services to wireless communications providers. The company has successfully deployed its products both domestically and abroad. In July 1997, Corsair completed an initial public offering priced at $15.00 per share and eventually traded to a high of $27.625 per share on October 13, 1997. During the course of 1998, the company acquired Subscriber Computing. Subsequent to the acquisition, the company missed its June 1998 quarterly earnings estimates. This situation, combined with the sell-off of small capitalization stocks beginning in August and the difficulties facing telecommunications equipment companies with international exposure, caused the stock price to decline sharply. It currently trades at approximately $5.00 per share.

Investments held (private)
--------------------------

o Best Friends Pet Care Inc., Norwalk, CT, is an innovative pet boarding and grooming concept. The company's facilities offer a wide range of pet services including boarding, grooming and training. With 22 locations, the company believes it is the largest provider of pet boarding services in the country. Best Friends is currently rolling out new facilities throughout New England.

o Cardiopulmonary Corp., Milford, CT, designs, develops and assembles advanced software-driven ventilators, representing a new generation of life support technology for the treatment of intensive care patients. The technology, developed at Yale University Hospital, New Haven, received FDA approval during the Fund's 1998 fiscal year allowing Cardiopulmonary to begin selling its products in the United States. The company's first product, the Venturi ventilator, incorporates proprietary "smart" software and pneumatic hardware. The company believes that its products will improve clinical results, decrease the length of hospital stays and reduce treatment costs.

o CommSite International, Inc., Vienna, VA, is a national wireless antennae site location and site management company serving paging, cellular, specialized mobile radio, and personal communications services carriers. In April 1998, CommSite received $13.0 million in additional equity financing in a transaction which valued the per share price at a greater value than the Fund's original cost. The capital raised will be used to continue to acquire and build communications towers. The company recently secured contracts to build one hundred new communications towers.

o LogicVision, Inc., San Jose, CA, is a developer of built-in semiconductor testing software. As semiconductors become more complex (i.e. large systems reduced to a customized chip), the need for adopting new testing technology is becoming critical. LogicVision operates globally and counts among its customers Sun Microsystems, Cisco Systems, NCR Corp., Hitachi and Hughes. The company also recently announced a partnership with Credence Systems Corp. that will involve linking the LogicVision embedded ATE solution with Credence's semiconductor test systems.

o NeoVista Software, Inc., Cupertino, CA, is a company engaged in developing data mining software applications. Data mining allows companies to discover non-obvious relationships by applying various artificial intelligence algorithms to data that have been deposited into data warehouses. The software allows companies to make use of information that in the past has been collected, but not effectively interpreted. Corporate applications of NeoVista's products include inventory management, customer profiling, behavior prediction and fraud detection.

o Signius Corp., Somerset, NJ, (formerly known as ProCommunications, Inc.) provides telemessaging services for small and medium sized businesses. The company believes it is now the largest multi-site telemessaging company in the United States with 45 locations and over 1,000 employees. Among Signius' service offerings are voice mail, custom call processing, alpha-numeric dispatch, inbound order taking, claims processing and interactive voice response services.

o QuickLogic Corp., San Jose, CA, designs, manufactures and markets high-capacity programmable logic semiconductors, known as field programmable gate arrays (FPGAs), along with comprehensive design software. The company's products shorten the design cycle time for electronic systems, accelerating time-to-market. QuickLogic recently announced a new class of devices, embedded standard products (ESPs), which facilitate extremely fast development of complex systems.

Investments written-off
-----------------------

o AbTox, Inc., Mundelein, IL, manufactured gas plasma sterilizers used in hospitals and by medical equipment companies. In April 1998, the Food and Drug Administration (the "FDA") notified the company that it had not received FDA clearance to sell the company's Plazlyte sterilizer. Further, the FDA indicated that it had believed the sterilizer posed a safety issue when used on medical instruments used in eye surgeries and medical instruments containing copper, zinc, or brass. The FDA acknowledged that the company did receive FDA clearance for a prior product also called the Plazlyte Sterilization System, which the company never commercially marketed. Subsequently, in July, 1998 the company sought Chapter 11 Bankruptcy protection and ceased marketing its product.

  Our investment was predicated on the potential growth of a new sterilizer that had over 150 units installed at some of the most prestigious medical institutions and hospitals in the world. Furthermore, at the time of our investment we received copies of FDA clearance letters that we believed at the time accurately reflect the product's regulatory position. We sought and received the requisite legal representations and warranties regarding the company, its products, and its regulatory status in the Purchase Agreements which we now believe the company breached. As a result, we are currently exploring all recovery avenues including possible legal remedies. We are uncertain of the amount of recovery, if any, that we may receive and, accordingly have written off this investment.

o Party Stores Holdings, Inc., Melville, NY, was a dominant party store concept chain in New York with a stronghold on Long Island. In 1997, the Fund invested in the company on the premise that it would help to fund the acquisition of two geographically contiguous chains, Paperama and Paper Cutters. Both of these acquisitions were turnaround situations. However, the problems were more severe than originally anticipated and the combined entity required significantly more capital. In early 1998, the Fund and the other investors chose not to invest more equity, as it was unclear how the business could be made economically viable. As a result, the company filed for Chapter 11 Bankruptcy protection in January 1998. The Fund does not anticipate any recovery from this investment.

o P2 Holdings Corp. (also known as Plynetics Express), San Leandro, CA, was a provider of rapid prototyping and rapid tooling services. At the time of our investment, we believed the outsourcing of prototyping and tooling services to be a rapidly growing industry with significant fragmentation. P2 sought to consolidate this industry and provide customers with a national, multi-site solution. During the course of this year, P2 struggled as the industry entered a downturn. Quickly, the company became a high fixed cost manufacturer and service provider in an industry that was undergoing significant pricing pressure. As a result, the company imposed several cost cutting initiatives but was unable to protect its margins from deteriorating. In October, the Fund perceived the company's viability to be in serious doubt and wrote-off its investment. No recovery is expected for the company's shareholders.

Fund Investments
----------------

We are beginning to see meaningful progress in our fund investments portfolio. In April 1998, we received stock distributions of Cisco Systems, a worldwide leader in networking for the Internet, from both Sevin Rosen V, LP and Vanguard V, LP. Both funds had invested in LightSpeed International, a company that Cisco acquired in December 1997. As a result of the acquisition, we received a total of approximately 21,000 shares of Cisco that we sold at an average price of $79.04 per share.

Other distributions the Fund received during fiscal 1998 resulted from events such as Morgenthaler Ventures Partners IV, LP's sale of Aptis, a portfolio company of the fund, to Nortel. Our pro rata distribution consisted of 6,668 shares of Nortel that the Fund received in October 1998. We also received a cash distribution from Bruckmann, Rosser, Sherrill & Co. ("BRS"). BRS sold its position in Restaurants Associates Corp. to Compass Group plc, resulting in distributions to the Fund totaling $200,000. Detailed below are brief descriptions of the investment focus of each of the six private funds in which we are investors as well as selected portfolio companies held by the private funds.

Investments in third-party funds
--------------------------------

o Brentwood Associates Buyout Fund II, LP ("Brentwood") specializes in consolidating businesses in fragmented industries. Brentwood has acquired a total of eight companies to date including Classroom Connect, Inc., a provider of educational Internet products, in which Excelsior Private Equity Fund II, Inc. (an affiliate of the Fund) is also invested. Other companies in Brentwood's portfolio include Aspen Marketing Group, Inc., a company in the promotional marketing industry and WorldPoint Logistics, Inc., a player in the third party logistics industry. In August, 1998 Clinical Communications Group, Inc., a provider of educational and promotional materials for the pharmaceutical industry, was sold to Snyder Communications, for approximately two times Brentwood's original cost of $20 million.

o Bruckmann, Rosser, Sherrill & Co., LP ("BRS") is a leveraged buyout fund targeting acquisitions in stable industries. Among BRS's recent transactions are acquisitions of Mediq (healthcare services), California Pizza Kitchen (specialty restaurants) and Penhall International, Inc. (operator-assisted equipment rental provider). In July, 1998 BRS sold one of its portfolio companies, Restaurant Associates Corp., to Compass Group plc, resulting in a
  4.75 times return on BRS's cost and a distribution of approximately $200,000 to the Fund.

o Lawrence, Smith & Horey III, LP, ("LSH") targets later-stage and new media investment opportunities on the East Coast. Approximately three-quarters of LSH have been invested to date in a portfolio of nine companies. Among LSH's investments are Signius Corp. and CommSite International, Inc., both direct investments of the Fund. LSH's other investments include National Network Technologies, Inc., a provider of installation and maintenance services for all major communications carriers in the New York marketplace besides Bell Atlantic, and Shuttle America, a start-up commuter airline.

o Morgenthaler Venture Partners IV, LP ("Morgenthaler") invests in healthcare and information technology companies across all investment stages on a national basis. In June, Nortel acquired Aptis, one of Morgenthaler's portfolio companies, returning 5.9 times the fund's cost. The Fund received 6,668 shares of Nortel valued at approximately $232,000. To date, Morgenthaler's portfolio consists of 23 companies including Molecular Applications Group, Inc., a company in the drug design automation software market and Nuance Communications, Inc., which develops speech recognition and natural language understanding software.

o Sevin Rosen V, LP ("Sevin Rosen") invests in early-stage technology companies. In 1998, Sevin Rosen invested in several companies including Airspan Communications, a designer, manufacturer and seller of wireless local loop (WLL) systems to replace copper cable running between a telephone central office and a telephone subscriber location. The fund also invested in Decision.ism, Inc., a company that develops and markets software for data mart management. As a result of Sevin Rosen's investment in LightSpeed International, a company that was acquired by Cisco Systems in December 1997, the Fund received 7,000 shares of Cisco Systems in April 1998.

o Vanguard V, LP ("Vanguard") invests in seed and early stage companies in the communications, life science and computer sectors primarily on the West Coast and in the Southwest. In April 1998, the Fund received a distribution of approximately 13,600 shares of Cisco Systems from Vanguard. The distribution resulted from Cisco's purchase of LightSpeed International, another company in the Vanguard portfolio. Vanguard's portfolio also includes ImageX.com, a low cost Internet/Intranet solution to enable businesses to order their printed materials and Fujant Technologies which is building a family of multi-carrier power amplifiers and active antennae for use in cellular and PCS base stations.

We believe that the investment portfolio is making significant progress and will keep you posted as developments unfold.



Respectfully submitted,




/s/ David Fann                              /s/ Douglas Lindgren
-------------------------------------       ----------------------------------
David Fann                                  Douglas Lindgren
President and Chief Executive Officer       Executive Vice President

UST Private Equity Investors Fund, Inc.
Portfolio of Investments October 31, 1998

    Principal                                                                   Coupon          Value
  Amount/Shares                                                               Rate/Yield       (Note 1)
-----------------                                                            ------------    -----------
COMMERCIAL PAPER -- 2.64%
 $    1,000,000     General Electric Capital Corp., 12/11/98
                    (Cost $1,000,000).........................................   5.11%        $1,000,000
                                                                                              ----------
CORPORATE BONDS -- 1.02%
        142,000     AT&T Corp., 5/01/99 ......................................   4.38            141,631
        150,000     Bank of New York (Delaware), 2/12/99 .....................   5.42            150,039
         95,000     Merrill Lynch & Co., 2/16/99 .............................   5.50             95,247
                                                                                              ----------
                    TOTAL CORPORATE BONDS (Cost $385,641) ....................                   386,917
                                                                                              ----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 31.54%
      1,000,000     Federal Farm Credit Bank, 11/19/98 .......................   4.77**          997,615
      1,000,000     Federal Home Loan Bank, 11/02/98 .........................   5.40**          999,850
      1,000,000     Federal Home Loan Mortgage Corp., 11/30/98 ...............   5.09**          995,900
      1,000,000     Federal National Mortgage Association, 11/04/98 ..........   5.34**          999,555
   ***8,000,000     U.S. Treasury Bill, 12/17/98 .............................   3.75**        7,961,667
                                                                                              ----------
                    TOTAL U.S. GOVERNMENT AGENCY
                    OBLIGATIONS (Cost $11,954,587)............................                11,954,587
                                                                                              ----------
PRIVATE INVESTMENT FUNDS #, @ -- 27.14%
            943     Brentwood Associates Buyout Fund II, LP ..................                 1,470,378
          1,388     Bruckmann, Rosser, Sherrill & Co., LP ....................                 2,066,227
          6,005     Lawrence, Smith & Horey III, LP ..........................                 1,434,769
          2,008     Morgenthaler Venture Partners IV, LP .....................                 1,320,455
          3,586     Sevin Rosen Fund V, LP ...................................                 1,925,527
          4,007     Vanguard V, LP ...........................................                 2,072,800
                                                                                              ----------
                    TOTAL PRIVATE INVESTMENT FUNDS
                    (Cost $8,309,479).........................................                10,290,156
                                                                                              ----------
PRIVATE COMPANIES #, @ -- 47.86%
 Preferred and Common Stocks -- 47.22%
  Business Services -- 8.28%
        750,000    +--+Signius Corporation, Series C .........................                 3,000,000
                   +--+Signius Corporation, Bridge Note ......................                   139,056
                                                                                              ----------
                                                                                               3,139,056
                                                                                              ----------
  Communications Services -- 11.28%
      1,125,000     +CommSite International, Inc., Series A ..................                 1,125,000
      1,875,000     +CommSite International, Inc., Series B ..................                 1,931,250
      1,183,252     +CommSite International, Inc., Series C ..................                 1,218,750
                                                                                              ----------
                                                                                               4,275,000
                                                                                              ----------
  Computer Software -- 2.36%
        537,521     +NeoVista Software, Inc., Series V .......................                   537,521
        475,481     +NeoVista Software, Inc., Series VI ......................                   356,611
                                                                                              ----------
                                                                                                 894,132
                                                                                              ----------

                          See Notes to Financial Statements

    No. of                                                                             Value
Warrants/Shares                                                                      (Note 1)
---------------                                                                    ------------
PRIVATE COMPANIES -- (Continued)
 Preferred and Common Stocks -- (Continued)
  Medical Devices -- 6.18%
   1,136,364     AbTox Inc., Series F ..............................                          --
     515,464    +Cardiopulmonary Corp., Series D ...................                $  2,190,722
      35,294    +Cardiopulmonary Corp., Series F ...................                     149,999
                                                                                    ------------
                                                                                       2,340,721
                                                                                    ------------
  Semiconductors -- 11.21%
     294,000    LogicVision, Inc., Series F ........................                   1,249,500
   2,586,207    QuickLogic Corp., Series F .........................                   3,000,000
                                                                                    ------------
                                                                                       4,249,500
                                                                                    ------------
  Specialty Industry Machinery -- 0.00%
     572,190    P2 Holdings Corp., Series A ........................                          --
   1,395,442    P2 Holdings Corp., Series B ........................                          --
                                                                                    ------------
                                                                                              --
                                                                                    ------------
  Specialty Retail -- 7.91%
   2,608,696    +Best Friends Pet Care, Inc., Series F .............                   3,000,000
                                                                                    ------------
                                                                                      17,898,409
                                                                                    ------------
 Warrants -- 0.64%
  Communication Services -- 0.64%
     236,650     +CommSite International Inc., Series C .............                    243,749
      34,764    +--+Signius Corporation .............................                         --
                                                                                    ------------
                                                                                         243,749
                                                                                    ------------
                 TOTAL PRIVATE COMPANIES
                 (Cost $21,701,078)..................................                 18,142,158
                                                                                    ------------
PUBLIC COMPANIES -- 5.55%
 Common Stocks -- 5.55%
  Telecommunications -- 5.55%
     363,637    Corsair Communications, Inc. .......................                   1,818,185
       6,668    Northern Telecom Ltd. ..............................                     285,474
                                                                                    ------------
                TOTAL PUBLIC COMPANIES
                (Cost $3,046,895)...................................                   2,103,659
                                                                                    ------------
INVESTMENT COMPANIES -- 4.17%
     981,500    Dreyfus Treasury Cash Management Fund ..............                     981,500
     600,413    Fidelity Cash Portfolio, U.S. Treasury II ..........                     600,413
                                                                                    ------------
                TOTAL INVESTMENT COMPANIES
                (Cost $1,581,913)...................................                   1,581,913
                                                                                    ------------
TOTAL INVESTMENTS (Cost $47,979,593*) ..............................     119.92%      45,459,390
                                                                                    ------------
OTHER ASSETS &LIABILITIES (NET) ....................................     (19.92)      (7,552,198)
                                                                        -------     ------------
NET ASSETS .........................................................     100.00%    $ 37,907,192
                                                                        =======     ============

                          See Notes to Financial Statements

 *   Aggregate cost for Federal tax and book purposes.
 **  Discount Rate
***  Held as collateral for the note payable.
 +-- The Company changed its name from ProCommunications, Inc.
 + At October 31, 1998, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the
     Investment Company Act of 1940. At October 31, 1998, these securities were valued at the cost at which they were acquired during the year. There were no sales of shares of any affiliates during the year. Total market value of affiliated securities owned at October 31, 1998 was $13,892,658.
 # Restricted as to public resale. Acquired between January 3, 1996 and October 30, 1998. Total cost of restricted securities at October 31, 1998 aggregated $30,010,557. Total market value of restricted securities owned at October 31, 1998 was $28,432,314 or 75.0% of net assets.
 @   Non-Income Producing Security












                        See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

  ASSETS:
     Investments, at value (Cost $47,979,593) (Note 1)....................   $ 45,459,390
     Cash ................................................................        603,540
     Interest receivable .................................................         29,488
     Prepaid expenses ....................................................         19,428
                                                                             ------------
        Total Assets .....................................................     46,111,846
  LIABILITIES:
     Management fees payable (Note 2) ....................................         91,688
     Directors' fees payable (Note 2) ....................................         30,000
     Administration fees payable (Note 2) ................................         15,531
     Note payable (Note 5) ...............................................      8,000,000
     Accrued expenses and other payables .................................         67,435
                                                                             ------------
        Total Liabilities ................................................      8,204,654
                                                                             ------------
  NET ASSETS .............................................................   $ 37,907,192
                                                                             ============
  NET ASSETS consist of:
     Undistributed net investment income .................................   $    417,716
     Accumulated net realized gain on investments ........................        239,917
     Net unrealized depreciation of investments ..........................     (2,520,203)
     Par value ...........................................................            405
     Paid-in capital in excess of par value ..............................     39,769,357
                                                                             ------------
  Total Net Assets .......................................................   $ 37,907,192
                                                                             ============
  Shares of Common Stock Outstanding ($0.01 par value, 100,000 authorized)         40,463
  NET ASSET VALUE PER SHARE ..............................................   $     936.84
                                                                             ============

--------------------------------------------------------------------------------
                          See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Operations
For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
    Interest income .....................................................   $    569,706
                                                                            ------------
 EXPENSES:
    Managing investment advisory fees (Note 2) ..........................        549,137
    Legal fees ..........................................................         60,000
    Administration fees (Note 2) ........................................         58,000
    Interest Expense on Loans (Note 5) ..................................         37,227
    Directors' fees and expenses (Note 2) ...............................         30,000
    Amortization of organization expense (Note 4) .......................         16,490
    Insurance expense ...................................................         13,685
    Miscellaneous expenses ..............................................         41,787
                                                                            ------------
       Total Expenses ...................................................        806,326
    Expenses reimbursed by Managing Investment Adviser (Note 2) .........        (76,165)
                                                                            ------------
       Net Expenses .....................................................        730,161
                                                                            ------------
 NET INVESTMENT LOSS ....................................................       (160,455)
                                                                            ------------
 NET REALIZED AND UNREALIZED GAIN (LOSS): (Note 1)
    Net realized gain on investments ....................................        356,562
    Net change in unrealized depreciation of investments ................     (7,706,795)
                                                                            ------------
 NET REALIZED AND UNREALIZED LOSS .......................................     (7,350,233)
 Net change in Allowance for Management Incentive fee ...................        122,095
                                                                            ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................   $ (7,388,593)
                                                                            ============

--------------------------------------------------------------------------------






                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         Years Ended October 31,
                                                                         1998               1997
                                                                     -----------       ------------
 OPERATIONS:
    Net investment income (loss) .................................   $  (160,455)      $    216,671
    Net realized gain on investments .............................       356,562          1,926,352
    Net change in unrealized appreciation (depreciation) of
      investments ................................................    (7,706,795)         3,907,992
    Net change in Allowance for Management Incentive fee .........       122,095           (117,732)
                                                                     -----------       ------------
         Net increase (decrease) in net assets resulting from
           operations ............................................    (7,388,593)         5,933,283
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ........................................            --         (1,429,792)
    Net realized gain ............................................    (1,883,686)           (43,640)
                                                                     -----------       ------------
 Net increase in net assets ......................................    (9,272,279)         4,459,851
 NET ASSETS:
    Beginning of year ............................................    47,179,471         42,719,620
                                                                     -----------       ------------
    End of year (including undistributed net investment income
      of $417,716 and $229,824, respectively).....................   $37,907,192       $ 47,179,471
                                                                     ===========       ============

--------------------------------------------------------------------------------




                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Cash Flows
For the Year Ended October 31, 1998

--------------------------------------------------------------------------------

 CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
    Proceeds from Sales of Investments ...........................   $  4,641,123
    Purchases of Investments .....................................     (7,074,067)
    Net Increase in Short-Term Investments .......................     (3,012,027)
    Investment Income ............................................        747,943
    Interest Paid ................................................        (33,241)
    Operating Expenses Paid ......................................       (725,821)
                                                                     ------------
    Net Cash Used for Investing and Operating Activities .........     (5,456,090)
                                                                     ------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
    Distributions Paid ...........................................     (1,883,686)
    Cash Receipts from Borrowings ................................      8,000,000
                                                                     ------------
    Net Cash Provided by Financing Activities ....................      6,116,314
                                                                     ------------
    Net Increase in Cash .........................................        660,224
 Cash at Beginning of Year .......................................        (56,684)
                                                                     ------------
 Cash at End of Year .............................................   $    603,540
                                                                     ============
 Reconciliation of Net Investment Income to Net Cash Used
 for Investing and Operating Activities:
    Net Investment Loss ..........................................   $   (160,455)
    Proceeds from Sales of Investments ...........................      4,641,123
    Purchases of Investments .....................................     (7,074,067)
    Net Increase in Short-Term Investments .......................     (3,012,027)
    Net Decrease in Receivables Related to Operations ............        195,833
    Net Decrease in Payables Related to Operations ...............       (204,297)
    Amortization of Organization Costs ...........................         16,490
    Accretion/Amortization of Discounts and Premiums .............        141,310
                                                                     ------------
    Net Cash Used for Investing and Operating Activities .........   $ (5,456,090)
                                                                     ============

--------------------------------------------------------------------------------





                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Financial Highlights - Selected Per Share Data and Ratios
--------------------------------------------------------------------------------

  For a fund share outstanding throughout each period
                                                                                          August 1,
                                                                                          1995* to
                                                      Years Ended October 31,            October 31,
                                               1998           1997            1996          1995
                                            ----------     ----------      ----------    ----------
  NET ASSET VALUE, BEGINNING OF
   PERIOD ...............................   $ 1,165.99     $ 1,055.77      $   992.32    $ 1,000.00
                                            ----------     ----------      ----------    ----------
  Offering Costs ........................         --               --              --         (8.53)
                                            ----------     ----------      ----------    ----------
  INCOME FROM INVESTMENT
   OPERATIONS
     Net Investment Income (Loss) .......       (3.97)           5.35           40.33         12.86
      Net Realized and Unrealized Gain
      (Loss) on Investments .............     (181.64)         144.20           32.84         (0.17)
     Net change in Allowance for
      Management Incentive fee ..........        3.01           (2.91)          (0.10)           --
                                            ----------     ----------      ----------    ----------
        Total from Investment
         Operations .....................     (182.60)         146.64           73.07         12.69
                                            ----------     ----------      ----------    ----------
  DISTRIBUTIONS
     Net Investment Income ..............          --          (35.34)          (9.62)       (11.84)
     Net Realized Gain ..................      (46.55)          (1.08)             --            --
                                            ----------     ----------      ----------    ----------
  NET ASSET VALUE, END OF PERIOD.........   $   936.84     $ 1,165.99      $ 1,055.77    $   992.32
                                            ==========     ==========      ==========    ==========
  TOTAL NET ASSET VALUE RETURN+..........       (16.22)%        14.37%           7.41%         0.39%
                                            ==========     ==========      ==========    ==========
  RATIOS AND SUPPLEMENTAL DATA
     Net Assets, End of Period
      (Thousands) .......................   $   37,907     $   47,179      $   42,720    $   40,152
     Ratio of Net Operating Expenses to
      Average Net Assets ................         1.77%          1.65%           1.00%         0.50%**
     Ratio of Gross Operating Expenses
      to Average Net Assets++ ...........         1.95%          2.02%           1.56%         2.44%**
     Ratio of Net Investment Income to
      Average Net Assets ................        (0.39)%         0.48%           3.96%         5.18%**
     Interest Expense Ratio .............         0.09%           N/A             N/A           N/A
     Portfolio Turnover Rate ............           11%            44%             10%            0%

--------------------------------------------------------------------------------
 * Commencement of operations
** Annualized
 + Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for periods of less than one year are unannualized.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.


                       See Notes to Financial Statements

                    UST PRIVATE EQUITY INVESTORS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

     UST Private Equity Investors Fund, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on September 16, 1994 and is registered under the Securities Act of 1933, as amended, as a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

     The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   (a) Portfolio valuation:

     The Fund values portfolio securities quarterly and at other such times as in the Board of Directors' view, as circumstances warrant. Investments in securities that are traded on a recognized stock exchange or on the national securities market are valued at the last sale price for such securities on the valuation date. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Direct equity investments that are the same class as a class of stock that is registered and publicly traded, but are subject to regulatory holding periods or other restrictions, are valued based upon the last sales price of the unrestricted stock on the securities exchange on which such securities are primarily traded, less a liquidity discount determined by the Investment Adviser. Direct equity investments for which market quotations are not readily available are carried at fair value as determined in good faith by the Investment Adviser after considering certain pertinent factors, including the cost of the investment, developments since the acquisition of the investment, comparisons to similar publicly traded investments, subsequent purchases of the same investment by other investors, the current financial position and operating results of the issuer and such other factors as may be deemed relevant. Investments in limited partnerships are carried at fair value as determined by the Investment Adviser. In establishing the fair value of investments in other partnerships, the Investment Adviser takes into consideration information received from those partnerships, including their financial statements and the fair value established by the general partner of the investee partnership.

   At October 31, 1998, market quotations were not readily available for securities valued at $28,432,314. Such securities were valued by the Investment Adviser, under the supervision of the Board of Directors. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   (b) Security transactions and investment income:

     Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   (c) Repurchase agreements:


     The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   (d) Federal income taxes:

     It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

     Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

     At October 31, 1998 the tax basis of the Fund's investments for Federal income tax purposes amounted to $47,979,593. The net unrealized depreciation amounted to $2,520,203, which is comprised of gross unrealized appreciation of $4,243,097 and aggregate gross unrealized depreciation of $6,763,300.

2. Investment Advisory Fee, Administration Fee, and Related Party Transactions

     Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust") serves as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, U.S. Trust is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

     In addition to the management fee, the Fund has agreed to pay U.S. Trust an incentive fee in an amount equal to 10% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation), less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year U.S. Trust will be required to repay the Fund all or a portion of the incentive fee previously paid.

     Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, (the "Administrator") provides administrative services to the Fund. For the services provided to the Portfolio, the Administrator is entitled to an annual fee of $58,000, which is paid quarterly.

     U.S. Trust has voluntarily agreed to waive or reimburse other operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.42% of the Fund's net assets, and U.S. Trust will waive or reimburse, exclusive of management fees, all such expenses with respect to that portion of the Fund's net assets, determined as of the end of each fiscal quarter, that is invested in short-term investments.

     Each Director of the Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.

3. Purchases and Sales of Securities

     Purchases and sales of securities, excluding short-term investments, for the Fund aggregated $7,074,067 and $3,870,893, respectively.

     At October 31, 1998, the Fund had outstanding investment commitments totaling $2,919,821.

4. Organization Costs

     The Fund has borne all costs in connection with the initial organization of the Fund. The Fund expensed all remaining organization costs, totaling $16,490, as of October 31, 1998.

5. Note Payable

     At October 31, 1998 the Fund had an $8,000,000 note payable to The Chase Manhattan Bank. The proceeds were used for temporary investment purposes. The note had an interest rate equal to the Federal Funds rate plus 0.50%. The note was collateralized by a United States Treasury Bill which is identified in the Schedule of Investments. The note was paid in its entirety on November 2, 1998. The average daily amount of borrowings during the period ended October 31, 1998 was $589,041 with a related weighted average annualized interest rate of 6.09%.

                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Shareholders and Board of Directors
UST Private Equity Investors Fund, Inc.

We have audited the accompanying statement of assets and liabilities of UST Private Equity Investors Fund, Inc., including the portfolio of investments, as of October 31, 1998, the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UST Private Equity Investors Fund, Inc. at October 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.





                                                   /s/ Ernst & Young LLP
                                                   ----------------------------
New York, New York
December 16, 1998

                   Federal Income Tax Information (Unaudited)

     For the year ended October 31, 1998, the Fund designates $1,288,601 and $640,453 at 20% and 28%, respectively, as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

     The percentage of income earned from direct treasury obligations was 32.07% for the Fund.


                                Y2K (Unaudited)

     Like other investment companies, financial and business organizations and individuals around the world, the Fund could be affected adversely if the computer systems used by the Investment Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser and the Fund's other service providers have informed the Fund that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.